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                                                                    EXHIBIT 3(b)

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                                PEERLESS MFG. CO.

                    As Adopted and in Effect on May 21, 1997

                                    ARTICLE I

                                     OFFICES

         Section 1. The registered office shall be located in the City of Dallas, County of Dallas, State of Texas.

         Section 2. The corporation may also have offices at such other places, either within or without the State of Texas, as the board of directors may from time to time determine or as the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 1. All annual meetings of shareholders shall be held at such place, within or without the State of Texas, as may be designated by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of shareholders may be held at such place, within or without the State of Texas, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. The annual meetings of shareholders shall be held on a date to be determined from time to time by the board of directors. At the annual meeting the shareholders shall elect a board of directors and transact such other business as may properly be brought before the meeting.

         In order to properly submit any business to an annual meeting of shareholders, including, without limitation, a nomination for the election to the board of directors by a shareholder, a shareholder must give timely notice in writing to the secretary of the corporation. To be considered timely, a shareholder's notice must be delivered either in person or by United States certified mail, postage prepaid, and received at the principal executive offices of the corporation (a) not less than one hundred twenty (120) days nor more than one hundred fifty (150) days before the first anniversary date of the corporation's proxy statement in connection with the last annual meeting of shareholders or (b) if no annual meeting has been called after the expiration of more than thirty (30) days from the date for such meeting contemplated at the time of the previous year's proxy statement, not less than a reasonable time, as determined by the board of directors, prior to the date of the applicable annual meeting.

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         The secretary of the corporation will deliver any shareholder proposals and nominations received in a timely manner for review by the board of directors or a committee designated by the board of directors.

         A shareholder's notice to submit business to an annual meeting of shareholders will set forth (i) the name and address of the shareholder, (ii) the class and number of shares of stock beneficially owned by such shareholder,
(iii) the name in which such shares are registered on the stock transfer books of the corporation, (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (v) any material interest of the shareholder in the business to be submitted, and (vi) a brief description of the business desired to be submitted to the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting. In addition, the shareholder making such proposal will promptly provide any other information reasonably requested by the corporation.

         Notwithstanding the foregoing provisions of this bylaw, a shareholder who seeks to have any proposal included in the corporation's proxy statement will comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended.

         Section 3. Special meetings of shareholders may be called by (a) the president or the board of directors or (b) the holders of at least ten percent (10%) of all shares entitled to vote at a special meeting, unless the articles of incorporation provide for a number of shares greater than or less than ten percent (10%), in which event a special meeting may be called by the holders of at least the percentage of shares specified in the articles of incorporation.

         Section 4. Written or printed notice stating the place, day and hour of a meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the day of the meeting, except in the case of a special meeting called by the requsite number shareholders as provided in
Section 3 of this Article, in which case the notice must be given not less than fifty (50) nor more than sixty (60) days before the day of such meeting, either personally or by mail, by or at the direction of the president, the secretary or the officer or person calling the meeting, to each shareholder entitled to vote at such. When a meeting of shareholders is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. When a meeting is adjourned for less than thirty (30) days, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which the adjournment is taken.

         Section 5. Any notice required to be given to any shareholder, under any provision of the Texas Business Corporation Act, as amended (the "TBCA"), or the articles of incorporation or bylaws, need not be given to the shareholder if
(a) notice of two (2) consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (b) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a 12-month period have been mailed to that person, addressed at

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his address as shown on the share transfer records of the corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given, and if the action taken by the corporation is reflected in any articles or document filed with the Secretary of State, such articles or document may state that notice was duly given to all persons to whom notice was required to be given. If such a person delivers to the corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

         Section 6. Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

         Section 7. The holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of shareholders except as otherwise provided in the articles of incorporation. If, however, a quorum shall not be present or represented at any meeting of shareholders, the shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified and called. The shareholders present at a duly organized meeting may continue to transact business notwithstanding the withdrawal of some shareholders prior to adjournment, but in no event shall a quorum consist of the holders of less than one-third of the shares entitled to vote and thus represented at such meeting.

         Section 8. The vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the meeting of shareholders, unless the vote of a greater number is required by law, the articles of incorporation or bylaws.

         Section 9. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class are limited or denied by the articles of incorporation or the TBCA. At any election for directors, every shareholder entitled to vote at any such election shall have the right to vote, in person or proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, and shareholders of the corporation are expressly prohibited from cumulating their votes in any election for directors of the corporation.

         Section 10. A shareholder may vote in person or by proxy executed in writing by the shareholder. A telegram, telex, cablegram or similar transmission by the shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for the purposes of this section. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

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         Section 11. The officer or agent having charge of the stock transfer books shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the corporation and shall be subject to inspection by any shareholder at any time during the usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer book or to vote at any such meeting of shareholders. However, failure to prepare and to make available such list in the manner provided above shall not affect the validity of any action taken at the meeting.

         Section 12. Any action required by law to be taken at a meeting of shareholders, or any action which may be taken at a meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken shall be signed and bear the date of the signature by shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted with respect to the subject matter thereof.

         Section 13. In advance of any meeting of shareholders, the board of directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting, or at the meeting by the person acting as chairman. The inspectors of election shall (a) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; (b) receive votes, ballots or consents; (c) hear and determine all challenges and questions in any way arising in connection with the right to vote; (d) count and tabulate all votes or consents and determine the result; and
(e) do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. On request of the chairman of the meeting or of any shareholder or his proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them is prima facie evidence of the facts stated therein. At every meeting of the shareholders, the chairman of the board, or in his absence, or in the event that the board of directors has not designated a chairman

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of the board, the president, or in his absence, the vice president designated by the president, or, in the absence of such designation, a chairman (who shall be one of the vice presidents, if any is present) chosen by a majority in interest of the shareholders present in person or by proxy and entitled to vote, shall act as chairman. The secretary of the corporation, or in his absence, an assistant secretary, shall act as secretary of all meetings of the shareholders. In the absence at such meeting of the secretary or assistant secretary, the chairman may appoint another person to act as secretary of the meeting.

         Section 14. Subject to the provisions required herein for notice of meetings, shareholders may participate in and hold a meeting of shareholders, by means of conference by telephone or similar communications equipment, provided all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 14 shall constitute presence in person at such meeting, except where a person participates in a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. The number of directors of the corporation shall be five
(5). Directors need not be residents of the State of Texas or shareholders of the corporation. No decrease in the number of directors shall have the effect of reducing the term of any incumbent director. A director may only be removed from office for "cause" (as defined below), at a meeting of shareholders called expressly for that purpose by the affirmitive vote of shareholders holding sixty six and two-thirds percent (66 2/3%) or more of the issued and outstanding shares then entitled to vote at any election of the directors. For purposes of this Section, "cause" shall mean the willful engaging by the director in illegal conduct or gross misconduct which is materially and demonstrably injurious to the corporation. For purpose of this provision, no act or failure to act, on the part of the director, shall be considered willful unless it is done, or omitted to be done, by the director in bad faith or without reasonable belief that the director's action or omission was in the best interests of the corporation.

         The directors will be divided into three classes designated as Class I, Class II, and Class III. Class I will consist of one director, and each of Class II and Class III will consist of two directors. Each Class of directors will stand for election at the 1997 annual shareholders' meeting for the following terms: Class I director will be elected for a one-year term; Class II directors will be elected for a two-year term; and Class III directors will be elected for a three-year term. At each following annual shareholders' meeting, commencing with the 1998 annual stockholders' meeting, each of the successors to the directors of the Class whose term will expire at such annual meeting will be elected for a term running until the third annual meeting succeeding his or her election and until his or her successor has been duly elected and qualified.

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         Section 2. Vacancies in the board of directors shall exist in the case of the happening of any of the following events: (a) the death, resignation or removal of any director; (b) the authorized number of directors is increased or
(c) at any annual or special meeting of shareholders at which any director is elected, the shareholders fail to elect the full authorized number of directors to be voted for at that meeting. The board of directors may declare vacant the office of a director in either of the following cases: (a) if he is adjudged incompetent by an order of court, or finally convicted of a felony or (b) if within sixty (60) days after notice of his election, he does not accept the office either in writing or by attending a meeting of the board of directors. Any vacancy occurring in the board of directors may be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose or by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors, or by a sole remaining director. Any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose, or may be filled by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. A director elected to fill a vacancy shall be elected to the unexpired term of his predecessor in office.

         Section 3. The business and affairs of the corporation shall be managed by its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these bylaws directed or required to be exercised and done or authorized or approved by the shareholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 4. Meetings of the board of directors, regular or special, may be held either within or without the State of Texas. Any regular or special meeting is valid, wherever held, if held on written consent of all members of the board given either before or after the meeting and filed with the secretary of the corporation.

         Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the shareholders to fix the time and place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the shareholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

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         Section 7. Special meetings of the board of directors may be called by the president and shall be called by the secretary on the written request of two
(2) directors. Written notice of special meetings of the board of directors shall be given personally, or sent by mail or by other form of written communication, to each director at least three (3) days before the date of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

         Section 8. A majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of the majority of the directors present at a meeting duly held at which a quorum is present shall be the act of the board of directors, unless a greater number is required by law or the articles of incorporation or as otherwise set forth in these bylaws. Each director present at a meeting will be deemed to have assented to any action taken at the meeting unless his dissent to the action is entered in the minutes of the meeting, or unless he shall file his written dissent thereto with the secretary of the meeting or shall forward such dissent by registered mail to the secretary of the corporation immediately after such meeting. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified and called.

         Section 9. Any action required or permitted to be taken at a meeting of the board of directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the board of directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Subject to the provisions required herein for notice of meetings, members of the board of directors or members of any committee designated by the board of directors may participate in and hold a meeting of such board or committee by means of conference by telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 9 shall constitute presence in person at such meeting, except where a person participates in a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 10. No director shall be disqualified from holding his office or be liable to the corporation or to any shareholder or creditor thereof for any loss incurred by this corporation under or by reason of any contract, transaction or act, or be accountable for any gains or profits he may have realized therein as a result of any contract or transaction between this corporation and such director or between this corporation and any other corporation, partnership, association or other organization in which such director or officer is a director or officer or has a financial interest.

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                             COMMITTEES OF DIRECTORS

         Section 11. The board of directors, by resolution adopted by a majority of the full board, may designate from among its members one or more committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the board of directors, except that no such committee shall have the authority of the board of directors in reference to amending the articles of incorporation (except that a committee may exercise the authority of the board of directors vested in accordance with Article 2.13 of the TBCA); proposing a reduction of the stated capital of the corporation in the manner permitted by Article 4.12 of TBCA; approving a plan of merger or share exchange of the corporation; recommending to the shareholders the sale, lease or exchange of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business; recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof; amending, altering or repealing the bylaws of the corporation or adopting new bylaws of the corporation; filling vacancies in the board of directors or any such committee; filling any directorship to be filled by reason of an increase in the number of directors; electing or removing officers of the corporation or members of any such committee, fixing the compensation of any member of such committee; or altering or repealing any resolution of the board of directors that, by its terms, provides that it shall not be amended or repealed. Unless the resolution designating a particular committee so provides, no committee of the board of directors shall have the authority to authorize a distribution or to authorize the issuance of shares of the corporation. Vacancies in the membership of any such committee shall be filled by the board of directors at a regular or special meeting of the board of directors. Any such committee shall keep regular minutes of its proceedings and report the same to the board of directors when required. The designation of a committee of the board of directors and the delegation thereto of authority shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed by law. Each director shall be deemed to have assented to any action of the executive committee or any other committee, unless he shall, within seven (7) days after receiving actual or constructive notice of such action, deliver his written dissent thereto to the secretary of the corporation. Members of such committee shall serve at the pleasure of the board of directors.

                            COMPENSATION OF DIRECTORS

         Section 12. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              CHAIRMAN OF THE BOARD

         Section 13. The board of directors may, in its discretion, choose a chairman of the board who shall preside at meetings of shareholders and of the directors and shall be an ex officio member of all standing committees. The chairman of the board shall have such other powers and

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shall perform such other duties as shall be designated by the board of directors. The chairman of the board shall be a member of the board of directors, but no other officers of the corporation need be a director. The chairman of the board shall serve until his successor is chosen and qualified, but he may be removed at any time by the affirmative vote of a majority of the board of directors.

                                   ARTICLE IV

                              NOTICES AND REQUESTS

         Section 1. Notices and requests to directors, officers or shareholders shall be in writing and delivered personally or mailed to the directors, officers or shareholders at their addresses appearing on the books of the corporation. Notice or request by mail shall be deemed to be given and received at the time when deposited in the United States mail, addressed to the addressee at his address as it appears on the records of the corporation, with adequate postage thereon prepaid; notice or request by personal delivery shall be deemed to be given and received at the time when same shall be actually received by the person to whom addressed. Notices and requests to directors and officers may also be given by telegram, and shall be deemed delivered when same shall be deposited at a telegraph office for transmission and all appropriate fees therefor have been paid.

         Section 2. Whenever any notice is required to be given to any shareholder or director under the provisions of the statutes or of the articles of incorporation or of these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

         Section 3. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE V

                                    OFFICERS

         Section 1. The officers of the corporation shall consist of a president and a secretary and such other officers as may be elected or appointed by the board of directors. Any two or more offices may be held by the same person.

         Section 2. The board of directors, at its first meeting after each annual meeting of shareholders, shall choose a president, a secretary and such other officers as they deem appropriate, none of whom need be a member of the board.

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         Section 3. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the board of directors to hold office for such period, have such authority and perform such duties as are provided by the bylaws or as the board of directors may determine.

         Section 4. The salaries of all officers and agents of the corporation shall be fixed from time to time by the board of directors.

         Section 5. Each officer of the corporation shall hold office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be chosen and qualified. Any officer or agent may be removed by the board of directors, with or without cause, whenever in its judgment the best interest of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

                                  THE PRESIDENT

         Section 6. The president shall be the chief executive officer of the corporation, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. In the absence of the chairman of the board or in the event the board of directors shall not have designated a chairman of the board, the president shall preside at meetings of shareholders and the board of directors.

         Section 7. He shall execute bonds, mortgages and other contracts except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                               THE VICE PRESIDENTS

         Section 8. The vice presidents in the order of their seniority, or otherwise, as determined by the board of directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president. They shall perform such other duties and have such other powers as the board of directors shall prescribe.

                     THE SECRETARY AND ASSISTANT SECRETARIES

         Section 9. The secretary shall attend all meetings of the board of directors and all meetings of shareholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. Except as may be otherwise provided in these bylaws, he shall give, or cause to be given, notice of all meetings of shareholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be.

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         Section 10. The assistant secretaries in the order of their seniority, or if there be none, the treasurer, acting as assistant secretary, or otherwise, as determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. Assistant secretaries may be appointed by the president without prior approval of the board of directors.

                     THE TREASURER AND ASSISTANT TREASURERS

         Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors at its regular meetings or when the board of directors so requires an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 13. If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 14. The assistant treasurers in the order of their seniority, or otherwise, as determined by the board of directors, or the secretary acting as assistant treasurer shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI

                             CERTIFICATES FOR SHARES

         Section 1. The corporation shall deliver certificates representing all shares to which shareholders are entitled. Certificates representing shares shall be signed by the president or any vice president and the secretary or any assistant secretary of the corporation, or any other officers of the corporation so authorized by the board of directors and may be sealed with the seal of the corporation, if any, or a facsimile thereof. No certificate shall be issued for any share until the consideration therefor has been fully paid. Each certificate representing shares shall state upon the face thereof that the corporation is organized under the laws of the State of Texas, the name

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of the person to whom issued, the number and class and the designation of the series, if any, which said certificate represents, and the par value of each share represented by such certificate or a statement that the shares are without par value. If the corporation is authorized to issue shares of more than one class, each certificate representing shares issued by the corporation (a) shall conspicuously set forth on the face or back of the certificate a full statement of all of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and if the corporation is authorized to issue shares of any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series to the extent that they have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series; or (b) shall conspicuously state on the face or back of the certificate that such a statement is set forth in the articles of incorporation on file in the office of the Secretary of State, and the corporation will furnish a copy of such statement to the record holder of the certificate without charge on written request to the corporation at its principal place of business or registered office.

         Each certificate representing shares issued by the corporation (a) shall conspicuously set forth on the face or back of the certificate a full statement of the limitation or denial of preemptive rights contained in the articles of incorporation, or (b) shall conspicuously state on the face or back of the certificate that (i) such a statement is set forth in the articles of incorporation on file in the office of the Secretary of State and (ii) the corporation will furnish a copy of such statement to the record holder of the certificate without charge on request to the corporation at its principal place of business or registered office.

         Each certificate representing shares restricted as to transfer or registration of the transfer, as permitted by the TBCA (a) shall conspicuously contain a full or summary statement of the restriction on the face of the certificate, or (b) shall contain such statement on the back of the certificate and conspicuously refer to the same on the face of the certificate, or (c) shall conspicuously state on the face of or back of the certificate that such a restriction exists pursuant to a specified document and (i) that the corporation will furnish to the record holder of the certificate, without charge, upon written request to the corporation at its principal place of business or registered office a copy of the specified document, or (ii) if such document is one required or permitted to be and has been filed under the TBCA, that such specified document is on file in the office of the Secretary of State and contains a full statement of such restriction. The definitions of the terms "conspicuous" and "conspicuously" are set forth in the TBCA.

         Section 2. The signatures of the authorized officers of the corporation upon a certificate may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of the issuance.

         Section 3. Where a certificate has been lost, apparently destroyed or wrongfully taken and the owner fails to notify the corporation of that fact within a reasonable time after he has notice of it, and the corporation registers a transfer of the shares represented by the certificate before receiving such a notification, the owner is precluded from asserting against the corporation any claim for registering the transfer or any claim to a new certificate. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, destroyed or wrongfully taken, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issuance of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed and/or to satisfy any other reasonable requirements imposed by the board of directors. If, after the issuance of a new certificate as a replacement for a lost, destroyed or wrongfully taken certificate, a bona fide purchaser of the original certificate presents it for registration of transfer, the corporation must register the transfer unless registration would result in over-issue. In addition to any rights on the indemnity bond, the corporation may recover the new certificate from the person to whom it was issued or any person taking under him except a bona fide purchaser.

         Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the corporation or its transfer agent, before recording the transfer of the shares on its books or issuing any certificate therefor, may require from the person seeking the transfer reasonable proof of his right to the transfer. If there remains a reasonable doubt of the right to the transfer, the corporation may refuse a transfer unless the person gives adequate security or a bond of indemnity executed by a corporate surety or by two individual sureties satisfactory to the corporation as to form, amount and responsibility of sureties. The bond shall be conditioned to protect the corporation, its officers, transfer agents and registrars, or any of them, against any loss, damage, expense or other liability to the owner of the shares by reason of the recordation of the transfer or the issuance of a new certificate for shares.

                    CLOSING OF TRANSFER BOOKS AND RECORD DATE

         Section 5. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the corporation (other than a distribution involving a purchase or redemption by the corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purposes (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the board of directors may provide that the share transfer records shall be closed for a stated period not to exceed, in any case, sixty (60) days. If the share transfer records shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such records shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the share transfer records, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days, and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the corporation of any of its own shares) or a share dividend, the date on which the notice of the meeting is mailed or the date on which the resolutions of the board of directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of share transfer records and the stated period of closing has expired, in which case the board of directors shall make a new determination, as hereinbefore provided.

         Section 6. Distributions made by the corporation, whether in liquidation or from earnings, profits, assets or capital, including all distributions payable but not paid to the holder of the shares, his heirs, successors or assigns but that have been held in suspense by the corporation or that were paid or delivered by it into an escrow account or to a trustee or custodian, shall be payable by the corporation, escrow agent, trustee or custodian to the holder of the shares as of the record date determined for that distribution as provided in Section 5 of this Article, or to his heirs, successors or assigns.

                          CORPORATE RECORDS AND REPORTS

         Section 7. The corporation shall keep books and records of account and shall keep minutes of the proceedings of its shareholders, its board of directors and each committee of its board of directors. The corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the original issuance of shares issued by the corporation and a record of each transfer of those shares that have been presented to the corporation for registration of transfer. Such records shall contain the names and addresses of all past and current shareholders of the corporation and the number and class of shares issued by the corporation and held by each of them. Any books, records, minutes, and share transfer records may be in written form or in any other form capable of being converted into written form within a reasonable time. Any person who shall have been a shareholder for at least six (6) months immediately preceding his demand, or shall be the holder of at least five percent (5%) of all the outstanding shares of the corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent, accountant or attorney, at any reasonable time or times, for any proper purpose, its relevant books and records of account, minutes and share transfer records, and to make extracts therefrom.

                             REGISTERED SHAREHOLDERS

         Section 8. The corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Texas.

                                   ARTICLE VII

                               GENERAL PROVISIONS

         Section 1. The board of directors may authorize and the corporation may make distributions, and pay share dividends, subject to any restrictions in the articles of incorporation and limitations set forth in the TBCA.

         Section 2. The board of directors may by resolution create a reserve or reserves out of surplus or designate or allocate any and all of its surplus in any manner for any proper purpose or purposes, and may increase, decrease or abolish any such reserve in the same manner.

         Section 3. When shares are registered on the books of the corporation in the names of two (2) or more persons as joint owners with the right of survivorship, after the death of a joint owner and before the time that the corporation receives actual written notice that parties other than the surviving joint owner or owners claim an interest in the shares or any distributions thereon, the corporation may record on its books and otherwise effect the transfer of those shares to any person, firm or corporation (including the surviving joint owner, individually) and pay any distributions made in respect of those shares, in each case as if the surviving joint owner or owners were the absolute owners of the shares. In permitting such a transfer by and making any distributions to such a surviving joint owner or owners before the receipt of written notice from other parties claiming an interest in those shares or distributions, the corporation shall be discharged from all liability for the transfer or payment so made; provided, however, that the discharge of the corporation from liability and the transfer of full legal and equitable title of the shares in no way shall affect, reduce or limit any cause of action existing in favor of any owner of an interest in those shares or distributions against the surviving owner or owners.

                                     CHECKS

         Section 4. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the corporation shall be signed or endorsed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

         Section 5. The fiscal year of the corporation shall end on June 30 of each year until such date is changed by resolution of the Board of Directors.

                                      SEAL

         Section 6. The corporate seal, if any, shall have inscribed thereon the name of the corporation, and be in a form approved by the board of directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                  ARTICLE VIII

                               AMENDMENT OF BYLAWS

         Section 1. The board of directors may amend or repeal these bylaws, or adopt new bylaws at any regular meeting of the board of directors or at any special meeting of the board of directors if notice of such amendment, repeal or adoption of new bylaws is contained in the notice of such meeting, unless (a) the articles of incorporation or the TBCA reserves the power exclusively to the shareholders in whole or in part, or (b) the shareholders, in amending, repealing or adopting a particular bylaw, expressly provide that the board of directors may not amend or repeal that bylaw.

         Section 2. The shareholders may amend or repeal these bylaws, or adopt new bylaws upon the affirmitive vote of the holders of at least sixty six and two thirds percent (66 2/3%) of the issued and outstanding shares then entitled to vote on such amendment, unless the articles of incorporation or a bylaw adopted by the shareholders provide otherwise as to all or some portion of these bylaws, even though the bylaws may also be amended, repealed or adopted by the board of directors.

                                   ARTICLE IX

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS

         Section 1. As utilized in this Article, the following terms shall have the meanings indicated:

                  (a) The term "corporation" includes any domestic or foreign predecessor entity of the corporation in a merger, consolidation or other transaction in which the liabilities of the predecessor are transferred to the corporation by operation of law and in any other transaction in which the corporation assumes the liabilities of the predecessor, but does not specifically exclude liabilities that are the subject matter of this Article.

                  (b) The term "director" means any person who is or was a director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

                  (c) The term "expenses" include court costs and attorneys' fees.

                  (d) The term "official capacity" means: (i) when used with respect to a director, the office of director in the corporation, and (ii) when used with respect to a person other than a director, the elective or appointive office in the corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the corporation, but (iii) in both (i) and (ii) above does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

                  (e) The term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding.

         Section 2. The corporation shall indemnify a person who was, is or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined, in accordance with
Section 6 of this Article that the person (a) conducted himself or herself in good faith; (b) reasonably believed: (i) in the case of conduct in the official capacity as a director of the corporation, that the conduct was in the corporation's best interests, and (ii) in all other cases, that the conduct was at least not opposed to the corporation's best interests; and (iii) in the case of any criminal proceeding, had no reasonable cause to believe the conduct was unlawful.

         Section 3. A director shall not be indemnified by the corporation as provided in Section 2 of this Article for obligations resulting from a proceeding (a) in which the director is found liable on the basis that a personal benefit was improperly received by the director, whether or not the benefit resulted from an action taken in the person's official capacity, or (b) in which the person is found liable to the corporation, except to the extent permitted in Section 5 of this Article.

         Section 4. The termination of a proceeding by judgment, order, settlement or conviction or on a plea of nolo contendere or its equivalent is not of itself determinative that the person did not meet the requirements set forth in Section 2 of this Article. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

         Section 5. A person may be indemnified by the corporation as provided in Section 2 of this Article against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by the person in connection with the proceeding; but if the person is found liable to the corporation or is found liable on the basis that a personal benefit was improperly received by the person, the indemnification (a) shall be limited to reasonable expenses actually incurred by the person in connection with the proceeding, and (b) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of the person's duty to the corporation.

         Section 6. A determination of indemnification under Section 2 of this Article shall be made (a) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding; (b) if such a quorum cannot be obtained, by a majority vote of a committee of the board of directors, designated to act in the matter by a majority vote of all directors, consisting solely of two (2) or more directors who at the time of the vote are not named defendants or respondents in the proceeding; (c) by special legal counsel selected by the board of directors or a committee thereof by a vote as set forth in subsection (a) or (b) of this
Section 6, or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors; or (d) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the proceeding.

         Section 7. Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified by subsection (c) of Section 6 of this Article for the selection of special legal counsel. A provision contained in the articles of incorporation, the bylaws, a resolution of shareholders or directors, or an agreement that makes mandatory the indemnification described in Section 2 of this Article shall be deemed to constitute authorization of indemnification in the manner required herein, even though such provision may not have been adopted or authorized in the same manner as the determination that indemnification is permissible.

         Section 8. The corporation shall indemnify a director against reasonable expenses incurred by the director in connection with a proceeding in which the director is a named defendant or respondent because the person is or was a director if the director has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

         Section 9. If, upon application of a director, a court of competent jurisdiction determines, after giving any notice the court considers necessary, that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the requirements set forth in Section 2 of this Article or has been found liable in the circumstances described in Section 3 of this Article, the corporation shall indemnify the director to such further extent as the court shall determine; but if the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the person, the indemnification shall be limited to reasonable expenses actually incurred by the person in connection with the proceeding.

         Section 10. Reasonable expenses incurred by a director who was, is or is threatened to be made a named defendant or respondent in a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding and without the determination specified in Section 6 of this Article or the authorization or determination specified in Section 7 of this Article, after the corporation receives a written affirmation by the director of a good faith belief that the standard of conduct necessary for indemnification under this Article has been met and a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met that standard or if it is ultimately determined that indemnification of the director against expenses incurred by him in connection with that proceeding is prohibited by Section 5 of this Article. A provision contained in the articles of incorporation, these bylaws, a resolution of the shareholders or directors, or an agreement that makes mandatory the payment or reimbursement permitted under this Section shall be deemed to constitute authorization of that payment or reimbursement.

         Section 11. The written undertaking required by Section 10 of this Article shall be an unlimited general obligation of the director, but need not be secured. It may be accepted without reference to financial ability to make repayment.

         Section 12. Notwithstanding any other provision of this Article, the corporation may pay or reimburse expenses incurred by a director in connection with an appearance as a witness or other participation in a proceeding at a time when he is not a named defendant or respondent in the proceeding.

         Section 13. An officer of the corporation shall be indemnified by the corporation as and to the same extent provided by Sections 7, 8 and 9 of this Article for a director and is entitled to seek indemnification under those sections to the same extent as a director. The corporation may indemnify and advance expenses to an officer, employee or agent of the corporation to the same extent that it may indemnify and advance expenses to directors under this Article.

         Section 14. The corporation may indemnify and advance expenses to persons who are not or were not officers, employees or agents of the corporation but who are or were serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, to the same extent that it may indemnify and advance expenses to directors under this Article.

         Section 15. The corporation may indemnify and advance expenses to an officer, employee, agent or person identified in Section 14 of this Article and who is not a director to such further extent, consistent with law, as may be provided by the articles of incorporation, these bylaws, general or specific action of the board of directors or contract or as permitted or required by common law.

         Section 16. The corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against any liability asserted against such person and incurred by such person in such a capacity or arising out of the status as such a person, whether or not the corporation would have the power to indemnify such person against that liability under this Article. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the corporation. Without limiting the power of the corporation to procure or maintain any kind of insurance or other arrangement, the corporation may, for the benefit of persons indemnified by the corporation (a) create a trust fund,
(b) establish any form of self-insurance, (c) secure its indemnity obligations by grant of a security interest or other lien on the assets of the corporation, or (d) establish a letter of credit, guaranty or surety arrangement. The insurance or other arrangement may be procured, maintained or established within the corporation or with any insurer or other person deemed appropriate by the board of directors, regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the corporation. In the absence of fraud, the judgment of the board of directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

         Section 17. Any indemnification of or advance of expenses to a director in accordance with this Article shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next meeting of shareholders or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the twelve (12) month period immediately following the date of the indemnification or advance.

         Section 18. For purposes of this Article, the corporation is deemed to have requested a director to serve an employee benefit plan whenever the performance by the director of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed to be fines. Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties or for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                             FIRST AMENDMENT TO THE
                         AMENDED AND RESTATED BYLAWS OF
                                PEERLESS MFG. CO.

         On January 14, 2004, at a meeting of directors duly called and at which a quorum was present, the Board of Directors of Peerless Mfg. Co., a Texas corporation, amended Section 13 of Article III of its Amended and Restated Bylaws to read in its entirety as follows:

                             "CHAIRMAN OF THE BOARD

                  Section 13. The board of directors may, in its discretion, choose a chairman of the board who shall preside at meetings of shareholders and of the directors. The chairman of the board shall have such other powers and shall perform such other duties as shall be designated by the board of directors. The chairman of the board shall be a member of the board of directors, but no other officers of the corporation need be a director. The chairman of the board shall serve until his successor is chosen and qualified, but he may be removed at any time by the affirmative vote of a majority of the board of directors."

         Except as set forth above, the Amended and Restated Bylaws are unchanged. This Amendment became effective on the date adopted by the Board of Directors.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment by order of the Board of Directors.

                                          /s/ KATHERINE FRAZIER
                                          ----------------------------------
                                          Katherine Frazier, Secretary